                                                                    Exhibit 99.1

[COMPASS BANCSHARES LOGO]                              NEWS RELEASE
                                                       ------------

                                                       Compass Bancshares, Inc.
                                                       P.O. Box 10566
                                                       Birmingham, Alabama 35296


For Immediate Release
---------------------
April 16, 2003
For Further Information:   Ed Bilek, Investor Relations            205/297-3331
                           Tom Dingledy, Corporate Communications  205/297-3554
                           Web Site: www.compassweb.com

          COMPASS BANCSHARES REPORTS RECORD FIRST QUARTER EPS OF $0.64

-    QUARTERLY EARNINGS REACH ALL-TIME HIGH OF $82.1 MILLION

-    STRONG FEE INCOME GROWTH; NONINTEREST INCOME UP 30% FROM YEAR AGO

-    SOLID LOAN GROWTH CONTINUES, AVERAGE MANAGED LOANS UP 9% FROM YEAR AGO

- TRANSACTION ACCOUNTS UP 12%, LED BY A 19% INCREASE IN NONINTEREST BEARING DEPOSITS

- CREDIT QUALITY REMAINS STABLE; NPA RATIO DECREASES TO 0.62% FROM 0.67% A YEAR AGO

   Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $82.1 million for the first quarter of 2003, an eight percent increase over the $76.2 million earned during the first quarter of 2002. For the same time period, earnings per share increased eight percent to $0.64 from $0.59 in the prior year. Return on average assets and return on average shareholders' equity for the first quarter of 2003 were 1.40 percent and 16.98 percent, respectively.

   D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, "Compass delivered outstanding profitable growth during the first quarter of 2003. The strength of our fee income growth, our ability to grow loans while maintaining sound asset quality standards, and our success in generating low-cost deposits continue to be key components to our success. While we recognize the challenges of an uncertain economic environment, given the geographical diversity of our franchise, the flexibility provided by a strong balance sheet and the positive momentum of our core businesses, we are cautiously optimistic about the remainder of 2003."

   Jones added, "Compass' record financial performance was fueled by a seven percent increase in revenue, driven by continued strong fee income growth. Each of our major fee-based businesses generated solid results as noninterest income increased 30 percent from the prior year. Noninterest income now represents 35.1 percent of total revenue compared to 28.9 percent a year ago. At the same time, noninterest expense was well maintained given the impact of our de novo branch expansion initiative and insurance agency acquisitions."

                                     -more-

Compass record earnings
Page 2

    "In addition, Compass continued to experience focused earning asset growth with average managed loans increasing nine percent over prior year levels. Equally important was our ability to continue to grow low-cost deposits. Transaction accounts increased 12 percent over prior year levels, driven by a 19 percent increase in noninterest bearing deposits. Transaction accounts now represent 78 percent of total deposits while noninterest bearing deposits represent 28 percent of total deposits." Jones stated.

   "While we continue to experience solid loan growth, a deliberate reduction in our investment securities portfolio restrained average earning asset growth to two percent resulting in a modest decrease in net interest income. However, our net interest margin remained stable at 4.29 percent compared to 4.31 percent in the fourth quarter of 2002," Jones said.

   "The overall quality of our loan portfolio remains strong. Net charge-offs as a percentage of average loans were 0.62 percent compared to 0.61 percent in the first quarter of 2002. Nonperforming assets as a percentage of loans and other real estate decreased to 0.62 percent compared with 0.67 percent in the first quarter of 2002. In response to the solid loan growth we experienced, loan loss provision expense exceeded net charge-offs by $4.3 million and we maintained our allowance for loan losses as a percentage of loans at 1.41 percent," Jones said.

    Compass' strategic initiative to increase fee-based revenue through the acquisition of insurance agencies within its markets continued during the first quarter. In Arizona, Compass acquired Mueller & Associates, Inc., a Tucson based full-line general insurance brokerage firm. In Texas, Compass acquired Maxson-Mahoney-Turner, Inc., its second acquisition in the Dallas/Ft. Worth metroplex. Compass now operates six insurance agencies in five of its key Southwestern markets.

   Compass operates 357 full-service banking offices including 123 in Texas, 90 in Alabama, 67 in Arizona, 42 in Florida, 24 in Colorado, nine in New Mexico and two in Nebraska.

   Compass will host a live conference call and webcast at 2:00 p.m. Central Daylight Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on April 23, 2003. To access a replay of the conference call dial 1-800-642-1687, conference ID 9472142.

              "Safe Harbor" Statement under the Private Securities
                         Litigation Reform Act of 1995

   In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are "forward-looking statements" that involve risks and uncertainties that may cause the Company's actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company's Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                      (In thousands except per share data)

                                                             Three Months
                                                             Ended March 31
                                                      ------------------------------          %
                                                       2003               2002              Change
                                                     --------          --------             -------
EARNINGS SUMMARY
Net interest income                                  $227,245          $233,772                (3)
Noninterest income                                    123,107            94,970                30
                                                     --------          --------
Total revenue                                         350,352           328,742                 7
Provision for loan losses                              29,779            30,320                (2)
Noninterest expense                                   196,133           182,924                 7
                                                     --------          --------
Pretax income                                         124,440           115,498                 8
Income tax expense                                     42,355            39,290                 8
                                                     --------          --------
Net income                                           $ 82,085          $ 76,208                 8
                                                     ========          ========
Diluted earnings per share                           $   0.64          $   0.59                 8
Diluted weighted average shares outstanding           128,083           129,155                (1)

SELECTED RATIOS
Average common equity to average assets                  8.25%              7.70%
Average loans to average total deposits                112.12             102.94
Return on average assets                                 1.40               1.34
Return on average equity                                16.98              17.35
Efficiency ratio [a]                                    55.69              55.30
Return on average tangible equity [b]                   20.73              20.99
Book value per common share                          $  15.58           $  13.96

                                                   Average for Three Months                  Ending Balance
                                                        Ended March 31                           March 31
                                          -------------------------------      %       -------------------------------    %
                                                2003            2002         Change          2003           2002        Change
                                          ---------------  --------------- ----------- --------------- --------------- --------
BALANCE SHEET HIGHLIGHTS
Total loans                                 $ 16,606,087     $ 14,011,800          19    $ 16,762,551    $ 14,374,342       17
Total loans - managed                         17,614,889       16,135,007           9      17,708,029      16,404,725        8
Total investment securities [c]                5,103,545        7,186,403         (29)      5,328,369       6,610,919      (19)
Earning assets [c]                            21,767,422       21,241,343           2      22,273,780      21,027,143        6
Total assets                                  23,765,522       23,130,602           3      24,320,905      22,870,562        6
Noninterest bearing deposits                   3,777,266        3,374,151          12       4,249,071       3,577,292       19
Interest bearing transaction accounts          7,364,776        6,827,411           8       7,611,004       6,975,606        9
Total transaction accounts                    11,142,042       10,201,562           9      11,860,075      10,552,898       12
Total deposits [c]                            14,810,578       13,611,305           9      15,240,322      14,078,094        8
Shareholders' equity                           1,960,375        1,781,230          10       1,975,571       1,782,601       11
Period-end shares outstanding                                                                 126,830         127,649       (1)

[a] Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less securities gains.

[b]  Excludes after-tax intangible amortization.

[c]  Includes adjustment for market valuation.

                                     3 of 7

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                      (In thousands except per share data)

                                                                                    Three Months Ended
                                               ----------------------------------------------------------------------------------
                                                   2003                                         2002
                                               -------------     ----------------------------------------------------------------
                                                  Mar 31            Dec 31           Sep 30            Jun 30          Mar 31
                                               -------------     ------------     -------------     -------------    ------------
 EARNINGS SUMMARY
 Net interest income                               $227,245         $231,722          $230,805          $228,556        $233,772
 Noninterest income - operating                     123,107          120,614           115,305           106,461          94,450
                                               -------------     ------------     -------------     -------------    ------------
  Total revenue - operating                         350,352          352,336           346,110           335,017         328,222
 Investment securities gains (losses), net                -              342               (81)            3,452             520
 Provision for loan losses                           29,779           36,626            34,606            34,779          30,320
 Noninterest expense                                196,133          194,632           189,549           185,324         182,924
                                               -------------     ------------     -------------     -------------    ------------
  Pretax income                                     124,440          121,420           121,874           118,366         115,498
 Income tax expense                                  42,355           41,691            41,865            39,913          39,290
                                               -------------     ------------     -------------     -------------    ------------
 Net income                                        $ 82,085         $ 79,729          $ 80,009          $ 78,453        $ 76,208
                                               =============     ============     =============     =============    ============


 Diluted earnings per share                          $ 0.64           $ 0.62            $ 0.61            $ 0.60          $ 0.59

 Diluted weighted average shares outstanding        128,083          129,601           130,872           130,210         129,155

 SELECTED RATIOS
 Average common equity to average assets               8.25  %          8.36  %           8.38  %           7.97  %         7.70  %
 Average loans to average total deposits             112.12           110.67            108.21            104.89          102.94
 Return on average assets                              1.40             1.34              1.35              1.36            1.34
 Return on average equity                             16.98            16.01             16.10             17.07           17.35
 Efficiency ratio [a]                                 55.69            54.91             54.38             54.91           55.30
 Return on average tangible equity [b]                20.73            19.53             19.65             20.53           20.99
 Book value per common share                        $ 15.58          $ 15.32           $ 15.39           $ 14.87         $ 13.96


[a] Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less securities gains.

[b]   Excludes after-tax intangible amortization.


                                     4 of 7

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)

                                      ----------------------------------------------------------------------------------------
                                           2003                                           2002
                                      ----------------     -------------------------------------------------------------------
                                         Mar 31               Dec 31              Sep 30          Jun 30           Mar 31
                                      ----------------     -------------    ----------------    -------------   --------------
NONPERFORMING ASSETS
Nonaccrual loans                             $ 77,918          $ 81,671            $ 76,235         $ 75,085         $ 74,658
Renegotiated loans                                153                38                 319              324              327
Other real estate, net                         26,708            17,300              19,755           16,224           20,829
                                      ----------------     -------------    ----------------    -------------   --------------
 Total nonperforming assets                 $ 104,779          $ 99,009            $ 96,309         $ 91,633         $ 95,814
                                      ================     =============    ================    =============   ==============
Loans ninety days or more past due           $ 18,064          $ 16,907            $ 20,271         $ 23,680         $ 20,417
Other repossessed assets                          406               187                 177              558              243
Total nonperforming assets as a %
 of loans and ORE                                0.62   %          0.60   %            0.61 %           0.60 %           0.67 %

                                                                      Three Months Ended
                                      ----------------------------------------------------------------------------------------
                                          2003                                   2002
                                      ----------------     -------------------------------------------------------------------
                                         Mar 31            Dec 31                Sep 30           Jun 30           Mar 31
                                      ----------------     -------------    ----------------    -------------   --------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period              $ 232,830         $ 221,947           $ 212,828         $200,655        $ 191,393
Net charge-offs (NCO)                          25,509            25,743              25,487           22,606           21,058
Provision for loan losses                      29,779            36,626              34,606           34,779           30,320
                                      ----------------     -------------    ----------------    -------------   --------------
Balance at end of period                    $ 237,100         $ 232,830           $ 221,947        $ 212,828        $ 200,655
                                      ================     =============    ================    =============   ==============
Allowance for loan losses as a %
of total loans                                   1.41 %            1.41 %              1.41 %           1.40 %           1.40 %

Allowance for loan losses as a % of
 nonperforming loans                           303.70            284.95              289.92           282.23           267.59

Allowance for loan losses as a % of
 nonperforming assets                          226.29            235.16              230.45           232.26           209.42

Annualized as a % of average loans:
NCO - QTD                                        0.62              0.64                0.65             0.61             0.61
NCO - YTD                                        0.62              0.63                0.63             0.61             0.61


                                     5 of 7

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)

                                                                             Three Months Ended March 31
                                                 --------------------------------------------------------------------------------
                                                                     2003                                    2002
                                                 -------------------------------------   ----------------------------------------
YIELD/RATE ANALYSIS                               Average       Income/      Yield/         Average          Income/       Yield/
 (Taxable Equivalent Basis)                       Balance       Expense       Rate          Balance          Expense        Rate
                                                 -------------  ----------- ----------   ---------------   ------------  --------
Assets
Earning assets:
 Loans                                           $ 16,606,087    $ 258,918    6.32 %       $ 14,011,800      $ 250,564     7.25 %
 Investment securities held to maturity               434,180        5,995    5.60              809,898         13,205     6.61
 Investment securities available for sale [a]       4,510,480       62,062    5.58            6,292,520         89,239     5.75
 Other earning assets                                  41,952          245    2.37               39,750            363     3.70
                                                 -------------  -----------             ---------------   ------------
  Total earning assets                             21,592,699      327,220    6.15           21,153,968        353,371     6.77
Allowance for loan losses                            (233,845)                                 (194,798)
Unrealized gain (loss) on securities
  available for sale                                  158,885                                    83,985
Other assets                                        2,247,783                                 2,087,447
                                                 -------------                           ---------------
                                                 $ 23,765,522                              $ 23,130,602
                                                 =============                           ===============
Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing demand deposits                $     91,801          196    0.87         $     70,712            278     1.59
 Savings deposits                                   7,272,975       18,295    1.02            6,756,699         25,046     1.50
 Time deposits                                      2,047,538       19,144    3.79            2,264,105         26,487     4.74
 Certificates of deposit of $100,000 or more [a]    1,614,483       10,511    2.64            1,145,847         10,759     3.81
 Federal funds purchased and securities
  sold under agreement to repurchase                1,691,430        4,761    1.14            3,248,919         13,644     1.70
 Other short-term borrowings                          103,767          237    0.93              241,576          1,232     2.07
 FHLB and other borrowings [a]                      4,798,907       45,857    3.88            3,932,316         40,988     4.23
                                                 -------------  -----------              ---------------   ------------
  Total interest bearing liabilities               17,620,901       99,001    2.28           17,660,174        118,434     2.72
                                                                ----------- -------                        ------------  -------
 Net interest spread                                               228,219    3.87 %                           234,937     4.05 %
                                                                            =======                                      =======

Noninterest bearing demand deposits                 3,777,266                                 3,374,151
Other liabilities                                     406,980                                   315,047
Shareholders' equity                                1,960,375                                 1,781,230
                                                 -------------                           ---------------
                                                 $ 23,765,522                              $ 23,130,602
                                                 =============                           ===============
 Net yield on earning assets                                                  4.29 %                                       4.50 %
                                                                            =======                                      =======
Taxable equivalent adjustment:
 Loans                                                                 140                                         112
 Investment securities held to maturity                                318                                         484
 Investment securities available  for sale                             510                                         552
 Other earning assets                                                    6                                          17
                                                                -----------                                ------------
  Total taxable equivalent adjustment                                  974                                       1,165
                                                                -----------                                ------------
  Net interest income                                            $ 227,245                                   $ 233,772
                                                                ===========                                ============

[a] Excludes adjustment for market valuation.


                                     6 of 7

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)



                                                          Three Months
                                                         Ended March 31
                                                   ---------------------------      %
                                                      2003           2002         Change
                                                   ------------   ------------  -----------
NONINTEREST INCOME

Service charges on deposit accounts                   $ 51,279       $ 40,877           25
Credit card service charges and fees                    12,519          9,740           29
Insurance commissions                                   10,804          2,687          302
Corporate and correspondent investment sales             8,423          4,796           76
Retail investment sales                                  7,161          6,279           14
Asset management fees                                    5,346          5,202            3
Bank owned life insurance                                4,458          4,583           (3)
Other income                                            23,117         20,286           14
                                                   ------------   ------------
      Total noninterest income - operating             123,107         94,450           30
 Investment securities gains (losses), net                   -            520         (100)
                                                   ------------   ------------
     Total                                           $ 123,107       $ 94,970           30
                                                   ============   ============
NONINTEREST EXPENSE

Salaries and benefits                                $ 107,729       $ 94,625           14
Equipment expense                                       17,786         15,639           14
Net occupancy expense                                   14,560         13,849            5
Professional services                                   12,485         11,643            7
Marketing expense                                        9,227          7,399           25
Communications expense                                   6,017          5,161           17
Amortization of intangibles                              1,799          2,234          (19)
Merger and integration expenses                            466            768          (39)
Other expense                                           26,064         31,606          (18)
                                                   ------------   ------------
     Total                                           $ 196,133      $ 182,924            7
                                                   ============   ============



                                                                                Three Months Ended
                                                 -----------------------------------------------------------------------------
                                                     2003                                    2002
                                                 -------------   -------------------------------------------------------------
                                                    Mar 31         Dec 31          Sep 30         Jun 30           Mar 31
                                                 -------------   ------------   -------------  --------------  ---------------
NONINTEREST INCOME

Service charges on deposit accounts                  $ 51,279       $ 52,254        $ 49,701        $ 48,810         $ 40,877
Credit card service charges and fees                   12,519         12,205          11,741          11,206            9,740
Insurance commissions                                  10,804          8,162           8,106           2,497            2,687
Corporate and correspondent investment sales            8,423          7,964           8,345           4,892            4,796
Retail investment sales                                 7,161          6,401           6,374           7,051            6,279
Asset management fees                                   5,346          4,912           4,908           5,127            5,202
Bank owned life insurance                               4,458          4,621           4,678           4,957            4,583
Other income                                           23,117         24,095          21,452          21,921           20,286
                                                 -------------   ------------   -------------  --------------  ---------------
      Total noninterest income - operating            123,107        120,614         115,305         106,461           94,450
 Investment securities gains (losses), net                  -            342             (81)          3,452              520
                                                 -------------   ------------   -------------  --------------  ---------------
     Total                                          $ 123,107      $ 120,956       $ 115,224       $ 109,913         $ 94,970
                                                 =============   ============   =============  ==============  ===============

NONINTEREST EXPENSE

Salaries and benefits                               $ 107,729      $ 104,460        $ 98,665        $ 93,306         $ 94,625
Equipment expense                                      17,786         16,629          16,314          16,847           15,639
Net occupancy expense                                  14,560         14,282          15,092          13,914           13,849
Professional services                                  12,485         15,679          13,552          12,272           11,643
Marketing expense                                       9,227          6,831           6,179           7,881            7,399
Communications expense                                  6,017          5,361           6,070           5,548            5,161
Amortization of intangibles                             1,799          2,361           2,359           2,221            2,234
Merger and integration expenses                           466            596             799             679              768
Other expense                                          26,064         28,433          30,519          32,656           31,606
                                                 -------------   ------------   -------------  --------------  ---------------
     Total                                          $ 196,133      $ 194,632       $ 189,549       $ 185,324        $ 182,924
                                                 =============   ============   =============  ==============  ===============


                                     7 of 7